UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2025 (September 28, 2025)

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 631-8261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On September 28, 2025, RYVYL Inc., a Nevada corporation (the “Company”), RYVYL Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of the Company (“Merger Sub”), and RTB Digital, Inc., a Delaware corporation (“RTB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Merger and Merger Consideration

The Merger Agreement provides that, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into RTB (the “Merger”), with RTB surviving the merger as a wholly owned subsidiary of the Company (the corporation surviving the Merger, the “Surviving Corporation”).

The Merger Agreement provides that, prior to the effective time of the Merger (the “Effective Time”), the holders of RTB’s preferred stock (the “RTB Preferred Stock”) shall either exchange or convert all of their issued and outstanding shares of RTB Preferred Stock for shares of the RTB’s common stock, par value $0.001 per share at the applicable conversion ratio (including any accrued or declared but unpaid dividends) as set forth in RTB’s certificate of incorporation (the “RTB Preferred Stock Exchange”).

At the Effective Time:

●	each share of Class A Common Stock and Class B Common Stock of RTB (collectively, the “RTB Common Stock”) issued and outstanding immediately prior to the Effective Time, after giving effect to the RTB Preferred Stock Exchange, other than Excluded Shares and Dissenting Shares (as such terms are defined in the Merger Agreement), will be converted into the right to receive a number of shares of Company Common Stock, equal to an exchange ratio calculated pursuant to the terms set forth in the Merger Agreement (the “Exchange Ratio”), as merger consideration in the Merger (such shares, the “Common Stock Merger Consideration”);

●	Company Convertible Note Shares (as such term is defined in the Merger Agreement and hereinafter referred to as “RTB Convertible Note Shares”), issued and outstanding immediately prior to the Effective Time (or which would be issued in accordance with the terms of Company Convertible Notes (as such term is defined in the Merger Agreement and hereinafter referred to as “RTB Convertible Notes”) as a result of the Merger or closing of an Additional Company Financing (as such term is defined in the Merger Agreement), will be converted into the right to receive a number of shares of Company Common Stock equal to the Exchange Ratio, as merger consideration in the Merger, (such shares in the aggregate, the “RTB Convertible Notes Merger Consideration”);

●	each share of Class C Common Stock of RTB (the “RTB Class C Common Stock”), if any, issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of shares of Company Common Stock, equal to the Exchange Ratio, as merger consideration in the Merger (the RTB Class C Common Stock Merger Consideration, and collectively with the RTB Common Stock Merger Consideration and the RTB Convertible Notes Merger Consideration, the “Merger Consideration”); and

●	each Company Convertible Security (as such term is defined in the Merger Agreement and hereinafter referred to as an “RTB Convertible Security”) shall automatically be converted into an equivalent convertible security of the Company (the “Assumed Convertible Security”). Subject to the subsequent sentence, each Assumed Convertible Security will be subject to the terms and conditions set forth in RTB’s equity plan or other applicable agreement. Each Assumed Convertible Security shall: (i) have the right to acquire a number of shares of Company Common Stock equal to (as rounded down to the nearest whole number) the product of (A) the number of shares of RTB Common Stock which the RTB Convertible Security had the right to acquire immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio; (ii) have an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the applicable exercise price or conversion price of the RTB Convertible Security, divided by (B) the Exchange Ratio; and (iii) be subject to the same vesting schedule as the applicable RTB Convertible Security.

Immediately following the Closing of the transactions contemplated by the Merger Agreement, including the Merger (the “Closing”), and without taking into account the Merger Consideration Shares issued to the holders of RTB Convertible Note Shares and shares of RTB Class C Common Stock, (i) the aggregate number of shares of Company Common Stock issued to the former stockholders and other equityholders of RTB as Merger Consideration is expected to represent approximately 84.85% of the outstanding equity interests of the combined companies and (ii) Company equityholders as of immediately prior to the Merger are expected to own approximately 15.15% of the outstanding equity interests of the combined companies. Following the Merger, RTB’s business will be the primary business of the combined companies, but the Company will continue its current operations, thereafter. The conversion of the RTB Convertible Note Shares and the shares of RTB Class C Common Stock are intended to dilute the equityholders of the Company and the equityholders of RTB prior to RTB’s convertible note financing and its Series C common stock financing on a proportionate basis.

Amendment to Company Warrants

The Company has agreed to use its best efforts to cause certain institutional investors who participated in the Company’s private placement that closed on July 15, 2025, and who hold no less than 97% of the common stock purchase warrants issued in such private placement (the “Company Warrants”), to amend their Company Warrants, within thirty days following the date of the Merger Agreement so that the Company is no longer required to pay the holders of such Company Warrants cash in satisfaction of any obligations thereunder. In the event that cash is paid to any of the holders of the Company Warrants to satisfy any obligations of the Company under the Company Warrants, the applicable valuation of the Company under the Merger Agreement will be reduced by $1.00 for every $3.00 of potential liability for such payments upon to a maximum aggregate deduction of $1,000,000. In addition, if institutional investors holding at least 97% of the applicable warrant shares do not agree to amend their Company Warrants, RTB’s non-solicitation obligation under the Merger Agreement will be terminated (although the Company’s non-solicitation obligation will stay in effect) and it will be permitted to search for another transaction prior to the Closing. Further, such failure to obtain the requisite percentage of amendments to the Company Warrants is also a reason for which RTB may unilaterally terminate the Merger Agreement.

Governance of the Combined Companies

Upon the consummation of the Merger, RYVYL Inc. will be renamed “RTB Digital, Inc.” The Board of Directors of the combined companies will be reconstituted to consist of seven (7) members, six (6) of whom will be identified by RTB prior to the Closing, and Brett Moyer who will continue to serve on the Board of Directors after the Closing.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants of the Company and RTB, including covenants relating to the conduct of the business of both the Company and RTB from the date of signing the Merger Agreement through the Closing, obtaining the requisite approval of the stockholders of the Company and RTB, maintaining the listing of the common stock of the Company on the Nasdaq Capital Market (“Nasdaq”) and applying for the continued listing of RTB Digital, Inc. after the Closing on Nasdaq.

The Merger Agreement provides that the parties will use their respective reasonable best efforts to take all actions reasonably necessary, proper or advisable to consummate and make effective, as promptly as reasonably practicable, the transactions contemplated by the Merger Agreement.

Under the terms of the Merger Agreement, the Company and RTB have also agreed to certain restrictions on their ability to solicit alternative transactions from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative transactions, subject to customary exceptions; provided that RTB’s restriction terminates, if the Company fails to receive the required amendments to the Company Warrants on or before the applicable deadline.

In connection with the Mergers, the Company will prepare and file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will contain a prospectus and a proxy statement, and will seek the approval of the Company’s stockholders with respect to certain actions, as specifically provided in the Merger Agreement (collectively, the “Company Stockholder Proposals”):

The Board of Directors of the Company (the “Board”) has agreed to recommend the approval of the Company Stockholder Proposals to the stockholders of the Company and to solicit proxies in support of each such approval at its annual meeting of stockholders or at a special meeting of its stockholders to be held for that purpose.

Under the Merger Agreement, the Company has agreed to maintain the indemnification rights (including with respect to advancement of expenses) of the officers and directors of the Company and RTB as in effect immediately prior to the Closing and maintain, for a period of at least three (3) years following the Closing, and to obtain directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred at or before the Closing.

Conditions to Closing

The Closing is subject to the satisfaction or waiver of customary conditions, including, among other things, (i) receipt of the required approval of the stockholders of the Company and the adoption of the Merger Agreement by the requisite vote of the stockholders of RTB, (ii) the accuracy of the representations and warranties of the parties made in the Merger Agreement, subject to customary materiality qualifiers, (iii) compliance by the parties with their respective covenants and agreements under the Merger Agreement, (iv) the approval for listing on Nasdaq of the Company Common Stock to be issued as the Merger Consideration, (v) the Registration Statement having been declared effective and (v) the absence of a material adverse effect with respect to the other party.

In addition, RTB’s obligation to complete the Closing is also subject to further conditions, including (i) the Company Common Stock not having been delisted from Nasdaq, (ii) the satisfaction of certain other obligations of the Company with respect to third-party consents under existing contracts, (iii) if requested by RTB, the Company shall have consummated the Parent Reverse Split (as provided in the Merger Agreement), and (iv) any outstanding proceeding involving the Company with the SEC or any shareholder derivative lawsuit, shall have been finally settled and the Company shall have taken all required remedial actions associated with such settlement.

Termination

The parties may terminate the Merger Agreement by mutual written agreement of the Company and RTB. Either party may terminate the Merger Agreement (i) if there is a material breach of any of the representations or warranties of the other party set forth in the Merger Agreement or if the other party has failed to perform any covenant or agreement on the part of such party set forth in the Merger Agreement that has not been cured within 20 days or is incapable of being cured, subject to specified limitations, (ii) the failure of the Merger to be consummated by the date that is 12 months after the date of the Merger Agreement, (iii) the imposition of a governmental order permanently enjoining or otherwise prohibiting the Merger or (iv) the failure to obtain the required approval of Parent’s stockholders.

RTB may also terminate the Merger Agreement as a result of the failure of the Company to receive the requisite amendments to the Company Warrants on or before the applicable deadline.

The Company may also terminate the Merger Agreement if RTB has not obtained the approval of its stockholders within 10 business days after the Registration Statement is declared effective by the SEC.

Other Terms

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about RTB, Merger Sub or the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or any other person’s public disclosures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

George Oliva Employment Agreement

As a condition to executing and entering into the Merger Agreement, the Company has agreed to enter into an Employment Agreement with George Oliva, its current Chief Financial Officer (the “Oliva Post-Closing Employment Agreement”), which is to become effective, upon the Closing of the Merger (the “Oliva Post-Closing Employment Agreement Effective Date”). Under the terms of the Oliva Post-Closing Employment Agreement, Mr. Oliva will serve as the Executive Vice President of Finance and Chief Accounting Officer of the combined companies. He will report directly to the Chief Executive Officer of the combined companies. Mr. Oliva will devote his full working time to his employment with the combined companies. The term of the Oliva Post-Closing Employment Agreement is for two (2) years after the Oliva Post-Closing Employment Agreement Effective Date.

Mr. Oliva will be paid a base salary of $375,00 per year, subject to adjustments, as provided. Mr. Oliva is also entitled to a bonus of $225,000, which is payable in installments of $112,500 on the date which is six (6) months after the Oliva Post-Closing Employment Agreement Effective Date and the remaining $112,500 on the date that is twelve (12) months after the Oliva Post-Closing Employment Agreement Effective Date; provided that he continues to be employed on each applicable date, and that he has diligently performed the services assigned to him. He is also entitled to an annual performance bonus as determined by the Chief Executive Officer and the Board. Mr. Oliva will also be awarded options under the equity inventive plan of the combined companies representing not less than 2% of the fully diluted share capital. Such options will not vest until twelve (12) months after Oliva Post-Closing Employment Agreement Effective Date and then in twelve (12) equal monthly amounts thereafter.

The Oliva Post-Closing Employment Agreement also contains customary benefits provisions as well as termination and severance provisions. Mr. Oliva’s employment may be terminated, at any time, without cause, and upon any such termination he is entitled, in addition to accrued amounts earned, a severance payment equal to the amount of base salary payable to him, until the end of the term, in regular monthly installments. Mr. Oliva is also entitled to certain acceleration of the $225,000 retention bonus and acceleration of his equity awards. Mr. Oliva is also entitled to certain continued group health insurance benefits until the earlier of twelve (12) months after termination or when he receives comparable coverage from a subsequent employer, in each case as long as he makes required employee contributions.

The Oliva Post-Closing Employment Agreement also contains customary confidentiality, non-competition, non-solicitation and indemnification provisions.

The foregoing description of the Oliva Post-Closing Employment Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On September 30, 2025, the Company issued a press release announcing the Merger and certain related information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report, including any exhibits attached herein, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to consummate the Merger. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger between the Company and the target (the “Parties”), the expected closing of the proposed merger and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, including the management team and board of directors of the Company following the consummation of the merger (the “Combined Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release. These include: the risk that the Parties’ businesses will not be integrated successfully and the risk that cost savings, synergies and growth from the proposed merger may not be fully realized or may take longer to realize than expected; the possibility that stockholders of the Company may not approve the issuance of new shares of Company common stock in the merger or that stockholders of the Company may not approve the merger; the risk that a condition to the closing of the merger may not be satisfied, that either party may terminate the definitive agreement or that the closing of the merger might be delayed or may not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; the risk that the parties do not receive regulatory or other approvals of the merger; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the merger agreement or changes to the transactions; the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Parties’ operating results and business generally; the risk the merger could distract the respective managements of the Parties from ongoing business operations or cause the Parties to incur substantial costs; impacts on the Parties’ plans for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the merger; the risk that the Parties may be unable to reduce expenses or access financing or liquidity; the impact of any economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected and those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q). Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

RYVYL intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of RYVYL connection with the proposed merger between RYVYL and RTB pursuant to the definitive merger agreement. The definitive proxy statement and other relevant documents will be mailed to stockholders of RYVYL as of a record date to be established for voting on the proposed merger. STOCKHOLDERS OF RYVYL AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH RYVYL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT RYVYL, RTB AND THE PROPOSED Merger. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This information contained in this Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Ryvyl, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger dated as of September 28 2025, by and among RYVYL, Inc. RYVYL Merger Sub Inc. and RTB Digital, Inc.
10.1	Form of Employment Agreement between George Oliva and RYVYL Inc.
99.1	Press Release, dated September 30, 2025
104	Cover Page Interactive Data File

*	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2025	RYVYL Inc.

	By:	/s/ Fredi Nisan
		Name:	Fredi Nisan
		Title:	Chief Executive Officer